                                    [LOGO]

                           THE MARKET OPPORTUNITY FUND




                      SEMI - ANNUAL REPORT TO SHAREHOLDERS

DEAR FELLOW SHAREHOLDER:                                      DECEMBER 18, 1997

We are pleased to report that the Caldwell & Orkin Market Opportunity Fund continued to achieve solid returns for its shareholders in both the 6-month and 12-month periods ended October 31, 1997. We are particularly proud of the Fund's long-term performance.

Since its August 24, 1992 commencement of active management through October 31, 1997, the Fund has outperformed the total return of the S&P 500 with income, yet underperformed the NASDAQ Composite Index (see page 6). These results are notable given the Fund's "market risk-averse" investment approach (discussed below). Of course, past performance is no guarantee of future results.

The past six months have been very eventful for the markets, and for the shareholders of the Market Opportunity Fund. On August 29, 1997 we updated the Fund's Prospectus, incorporating several important changes, including the flexibility to invest up to the equivalent of 40% of the Fund's assets in short positions (an increase from 25%).

In addition, investors who invest directly through C&O Funds Distributor, Inc. (as opposed to through a brokerage account) can now sign up for an Automatic Investment Plan and elect Telephone Redemption Privileges. The minimum for subsequent direct investment has been lowered from $1,000 to $100 and, in order to discourage short-term trading, a 2% redemption fee will be imposed on shares purchased on or after October 1, 1997 and sold within six months. The redemption fee will be deducted from the sale proceeds and retained by the Fund for the benefit of you, the Fund's remaining shareholders. It will not be paid to the Manager.

The Fund's Board of Directors, which is responsible for protecting the interests of the Fund's shareholders, recently voted to receive their Director's compensation in Fund shares rather than in cash.

We do not advertise the Fund, yet the Fund's performance continues to attract considerable media attention. Many of our newer shareholders were introduced to the Fund in the July issue of Money Magazine, where the Fund was spotlighted as "Fund of the Month." Recent articles featuring the Fund have appeared in Individual Investor, The Atlanta Business Chronicle, The Atlanta Journal-Constitution, The Abington Report and online at Smart Money Interactive (http://www.smartmoney.com/smt/markets/news/index.cfm?story=199710272). The Fund has repeatedly appeared in "Leaders" charts in newspapers and magazines around the country, and in September Michael Orkin participated in a live chat session on America Online's FundWorks (AOL keyword FundWorks). While the attention is certainly welcome, we remain focused on producing returns and managing risk.

The Fund's asset base continues to grow. After the first six months of the Fund's current fiscal year the Fund's assets stood at $103.1 million, representing a significant increase (148%) over the year-earlier period. On October 30, 1997 the Market Opportunity Fund achieved a significant milestone, closing with assets in excess of $100 million and triggering a reduction in the scaled advisory fee rate paid to the Manager of the Fund. And, as the share base grows, the operating expenses borne by the Fund's shareholders (including legal, audit and certain other Fund operating expenses) decrease on a percentage basis, thereby increasing shareholder total return.

The Fund's annual expense ratio, based on the six months ended October 31, 1997, has fallen to an annualized rate of 1.29% from 1.34%.

Perhaps the most frequently asked questions we hear, from prospective individual shareholders, Financial Advisors and the media alike, are, "What kind of fund is the Caldwell & Orkin Market Opportunity Fund," and "what drives your equity selections?"

The Fund is a dynamic fund that changes as market conditions change. Our disciplined investment style allows us to admit our mistakes and move on. We do not try to second guess the market, as the market is always right. It is, after all, the market. The Fund is not contrarian in nature (it doesn't necessarily go against the grain) rather, it is independent: at times the Fund is in sync with the market while at other times it bears no resemblance. It is not a Micro-Cap, Small-Cap, Mid-Cap, Large-Cap, Value, Growth, Sector - type fund. It doesn't live in a box, but rather has the flexibility and discipline to pursue different opportunities across the investment landscape.

Our goal in managing the Fund is to maximize gain with a modest level of market risk. When a stock is purchased, two types of risk are assumed, market risk and stock risk. Market risk is the risk that the broad market declines, taking good companies down with it. Stock risk is the risk that a stock underperforms due to company-specific reasons.

The Market Opportunity Fund uses active asset allocation (the shifting of assets between stocks, high quality bonds and cash equivalents) to cushion against the downside market risk. In addition, short positions (selling a borrowed stock and then attempting to purchase it at a lower price) are used to manage exposure to market risk and make money when stock prices fall.

We employ a flexible investment style based on fundamental and technical analysis to manage stock risk. In equity selection we look for change, which could include (among other things) earnings acceleration or deceleration, new products, changes in management or a change in the competitive environment. And, because of our long-short investment style, the change can be either positive or negative. That fact, in itself, greatly expands our investment selection universe.

The Fund may be characterized as a moderate hedge fund. Short positions can comprise up to 40% of the Fund's assets. This unique flexibility gives Fund management considerable investment latitude in its ability to shift between aggressive, neutral and defensive postures, and allows the Fund to participate in the market's potential upside, while hedging against the downside. For instance, if the Fund were positioned 60% long and 40% short it would be fully invested (60% + 40% = 100%), yet it would have only a 20% net long exposure to the market (60% - 40% = 20%). The Fund's market exposure can be anywhere from 100% net long to 40% net short.

The Market Opportunity Fund invests for strong, long-term performance. However, to achieve solid returns over time means attention must be paid to how those returns are attained. We feel this multi-dimensional, "market risk-averse" investment approach will continue to outperform the market over the long term, and highlight the Fund's low market risk profile. From its August 24, 1992 commencement of active management through the month ended October 31, 1997, the Fund has correlated with the S&P 500 with income only 10.7% of the time, with only 23% of its volatility as measured by beta. (An S&P index fund has a 100% correlation with the market and a beta of 1.00. Computations by Ned Davis Research, Inc.)

Thus, historically speaking, the Fund has not moved in step with the S&P during this period, yet it has outperformed the index (20.7% average annual return vs. 19.5% for the index) during a period characterized as a bull market, while maintaining a hedged exposure to the market's risk.

As an interesting testament to the Market Opportunity Fund's relative uniqueness, Morningstar's "best fit index" for the Fund (the market index that shows the best monthly-returns correlation with a fund in the most recent 36 consecutive months) as of October 31, 1997 was the Wilshire REIT (Real Estate Investment Trust) Index. Morningstar's "best fit index" as of November 30, 1997 was the First Boston High Yield Index. As of October 31 and November 30 the Fund had neither any real estate nor any bond exposure.

SIX MONTHS IN REVIEW:

The past six months have proven to be a trying period for investors in the market. Indeed, August and October made the "top ten" list of worst market months for the S&P 500 since we have been actively managing the Fund (see the Statistical Risk Profile on page 5). In fact, October's global synchronized stock sell-off offers new evidence in the debate of whether portfolio diversification can be achieved by allocating assets internationally. We believe the best way to manage exposure to market risk is to employ a disciplined long-short equity investment strategy, shorting those issues that have difficult prospects. Simply put, the truest way to create a negative correlation to the domestic market is to short domestic stocks.

During the month of August, 1997 the S&P 500 was off 5.6%, it's worst monthly showing since the Market Opportunity Fund's August, 1992 commencement of active management. The Fund rose 4%, an example of our low correlation to the market. More recently, on October 27, 1997 the Dow Jones Industrial Average plunged 554 points, or 7.2%. The Fund was down 1.6%. The following day, October 28, the market roared back with the Dow gaining 337 points, or 4.7%. The Fund was up
 .8%.

Generally speaking, we would expect the Fund to underperform during rising equity markets and to outperform during periods of falling stock prices, although not necessarily with positive returns. We believe we will outperform the S&P 500 with income index over a full market cycle, but with less stomach churn.

Your Fund has been postured for a high risk, but rising stock market. In the six months ended October 31, 1997 the Fund rose 18.5%, versus 15.2% for the S&P 500 with income and 26.4% for the NASDAQ Composite Index. We have managed sensitivity to market risk by maintaining the Fund's short position in the 22% to 25% range up through August 29, 1997, and between 25% and 40% through the end of October, effectively decreasing net long exposure to the market.

Both the Fund's short positions and long positions worked well during this period. The Market Opportunity Fund's largest short exposure continues to be to the low-quality loan sectors, which includes sub-prime auto loan and mortgage lenders and credit card issuers. On the long side, Oil & Gas Drilling and Oil & Gas Field Services top the sector weightings.

We have been long the energy services area since the Spring of 1995, and have enjoyed the industries' prolonged strength. In fact, many issues in these sectors have appreciated 200% to 300% over this period, but the ride up hasn't always been smooth. Industry consolidation has resulted in three setbacks ranging from 15% to 30%, accentuating the group's volatility.

It is important to highlight that we are not married to the group. In keeping with our investment discipline, we have trimmed the Fund's energy holdings back so that they would not represent too high a concentration of the Fund's portfolio. The energy group comprised about 15% of the Fund's net assets on October 31, 1997.

The Fund's current long positions can be characterized as more defensive in nature, and their performance was not as negatively impacted during the recent setback as the broad market. Rather, these issues tend to move higher over time.

OUTLOOK:

In the Fund's Annual Report dated May 22, 1997 we noted that the roller-coaster ride that the market had embarked upon showed no signs of letting up. We reiterate that statement.

Economic problems in East Asia, escalating tensions in the Middle East and, on the domestic front, record amounts of personal debt saddled on a fully invested consumer (how many credit card offers did you receive today?) leave little room to handle bumps in the road. Triple-digit swings in the Dow are commonplace, and, although they represent less on a percentage basis than when the market was lower, they still have a disconcerting effect on the investment community.

It is noteworthy that Fed Chairman Alan Greenspan felt the "exuberance" was "irrational" when the Dow Jones Industrial Average stood at 6437. On October 31, 1997 the Dow closed at 7442.

This is what we mean by a "high-risk" market environment, and why we employ a disciplined long-short investment strategy. The Market Opportunity Fund is postured for this environment. At October 31, 1997 it was 38% short. Your Fund's management strives to aggressively pursue opportunities in the marketplace, yet remains poised to react decisively to market change. We manage for risk, not just for return, and work hard to earn your business.

Sincerely,

Michael B. Orkin, CFA
Portfolio Manager and Chief Investment Officer

                    CALDWELL & ORKIN MARKET OPPORTUNITY FUND
                   STATISTICAL RISK PROFILE 9/30/92 - 10/31/97

                             TEN WORST S&P 500 DAYS


               --------------------------------------------------
               DATE                  C&O MOF              S&P 500
               --------------------------------------------------
               10/27/97               -1.60%               -6.86%
               03/08/96               -1.30                -3.07
               04/11/97               -0.44                -2.72
               08/15/97               -0.24                -2.58
               07/15/96               -0.45                -2.53
               02/16/93               -3.88                -2.38
               02/04/94               -1.65                -2.26
               06/23/97               -0.62                -2.23
               07/05/96                0.26                -2.22
               03/31/97               -0.58                -2.16

The Caldwell & Orkin Market Opportunity Fund outperformed the S&P 500 with income on nine of the ten worst days, and was positive on one of the ten days.

                             TEN WORST S&P 500 WEEKS

                           ---------------------------
                           WEEK ENDING C&O MOF S&P 500
                           ---------------------------

              08/15/97                -0.30%              -3.47%
              06/24/94                  0.2               -3.36
              03/31/94                -3.79               -3.16
              04/12/96                -0.01               -2.88
              10/31/97                -0.10               -2.84
              04/11/97                 0.19               -2.63
              04/23/93                -1.99               -2.60
              08/29/97                 2.63               -2.58
              09/23/94                 0.92               -2.39
              01/12/96                 1.75               -2.37

The Caldwell & Orkin Market Opportunity Fund outperformed the S&P 500 with income in nine of the ten worst weeks, and was positive five of the ten weeks.

                            TEN WORST S&P 500 MONTHS



                  ----------------------------------------------------
                  MONTH                    C&O MOF             S&P 500
                  ----------------------------------------------------
                  August 1997                4.00%             -5.61%
                  July 1996                 -0.82              -4.40
                  March 1994                -4.10              -4.35
                  March 1997                 4.50              -4.10
                  November 1994              0.27              -3.72
                  October 1997               4.21              -3.31
                  February 1994              1.36              -2.79
                  September 1994             1.18              -2.47
                  June 1994                  1.22              -2.44
                  April 1993                -3.43              -2.31

The Caldwell & Orkin Market Opportunity Fund outperformed the S&P 500 with income in nine of the ten worst months, and was positive seven of the ten months.

                                             -----------------------------
                                             C&O MOF               S&P 500
                                             -----------------------------
       Correlation Coefficient                10.7%                 100.0%
       Beta                                   0.23                   1.00

             Short selling commenced May 2, 1994. Past performance
                       is no guarantee of future results.
                    Computations by Ned Davis Research, Inc.

                    Caldwell & Orkin Market Opportunity Fund
           Total Return Performance Summary Through October 31, 19971

                                  C&O Market
               Fiscal             Opportunity         NASDAQ        S&P 500 with Income
             Year Ended              Fund         Composite Index          Index
             ----------              ----         ---------------          -----
            1991                     1.25%             2.02%                0.60%
            1992                    11.86%            19.38%               14.07%
            1993*                   15.09%            14.30%                8.83%
            1993**                  19.16%            17.34%                7.84%
            1994                    16.48%            10.95%                5.27%
            1995                    (2.28)%           15.01%               17.47%
            1996                    31.80%            41.06%               30.07%
            1997                    23.24%             5.90%               25.12%
Six Months ended 10/31/97           18.45%            26.40%               15.17%
Year ended 10/31/97                 31.79%            30.46%               32.11%
Since Inception (08/24/92)2        165.19%           186.93%              152.26%
Since Inception (03/11/92)         185.71%           235.42%              189.22%

                                     Average Annual Return
                                     ---------------------
One Year                            31.79%            30.46%               32.11%
Three Years                         23.96%            27.03%               27.50%
Five Years                          19.25%            21.37%               19.87%
Since Inception (08/24/92)2         20.67%            22.51%               19.51%
Since Inception (03/11/91)          17.08%            19.93%               17.30%

                    Caldwell & Orkin Market Opportunity Fund
                              Net Asset Allocation


                                    [GRAPH]

                          10/31/97                               4/30/97
Common Stock Owned        58.16%        Common Stock Owned       52.09%
Common Stock Sold Short   38.18%        Common Stock Sold Short  25.65%
Short-term investments
and other Net Assets       3.66%        Short-term investments
                                         and Other Net Assets     22.26%




Common Stock Sold Short represents the market value, excluding margin requirements.

----------------------
1 Performance figures represent past performance and do not indicate future results. The investment return and principal value will fluctuate so that upon redemption you may receive more or less than the original investment. The NASDAQ and S&P 500 figures do not reflect any fees or expenses. Both are widely recognized unmanaged indices of U.S. stocks.
2 Effective August 24, 1992, the Caldwell & Orkin Market Opportunity Fund changed its investment objectives to provide long-term capital growth with a short-term focus on capital preservation through investment selection and asset allocation. A prior fund passively managed and indexed to the largest 100 OTC stocks began operations on March 11, 1991.
*      For full fiscal year ending April 30, 1993.
** From August 24, 1992 through April 30, 1993 - the portion of the year using the Caldwell & Orkin Multifactor style of investment management.

      CALDWELL & ORKIN MARKET OPPORTUNITY FUND VERSUS MAJOR MARKET INDICES
                  Results of a Hypothetical $10,000 Investment
             Combined Old and Active Style of Investment Management
                     March 11, 1991 through October 31, 1997




                                    [GRAPH]



      CALDWELL & ORKIN MARKET OPPORTUNITY FUND VERSUS MAJOR MARKET INDICES
                  Results of a Hypothetical $10,000 Investment
            Since Inception of Active Style of Investment Management
                    August 24, 1992 through October 31, 1997




                                    [GRAPH]

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS (Unaudited)
October 31, 1997

-------------------------------------------------------------------------------------------
                                                            Shares          Market Value
                                                            ------          ------------
Common Stock (Long Positions)                         58.16%
                                                      -----

FINANCE - FINANCIAL SERVICES - MISC                    3.33%

            DIME BANCORP, INC.                                142,900             3,429,600

FINANCE - SAVINGS & LOAN                               2.49%
            AFFILIATED COMMUNITY BANCORP, INC.                 41,425             1,211,681
            FFVA FINANCIAL, CORP,                              39,400             1,349,450

FOOD - FLOUR & GRAIN                                   0.89%
            INTERSTATE BAKERIES                                14,300               913,413

HOUSEHOLD - TEXTILES                                   3.96%
            QUAKER FABRIC, CORP.                               80,700             1,538,344
            WESTPOINT STEVENS, INC.                            62,000             2,542,000

INSURANCE - LIFE                                       2.89%
            TORCHMARK, CORP.                                   74,800             2,982,650

MEDIA - CABLE TV                                       2.70%
            COMCAST, CORP.                                    101,000             2,777,500

MEDIA - NEWSPAPERS                                     0.57%
            DOW JONES & COMPANY, INC.                          12,600               585,900

MEDICAL - BIOMED/GENETICS                              1.86%
            AVIRON                                             32,200               704,375
            GUILFORD PHARMACEUTICALS                           30,400               741,000
            PHARMOS, CORP.                                    213,500               469,219

MEDICAL - ETHICAL DRUGS                                2.55%
            ICN PHARMACEUTICALS, INC.                          54,600             2,627,625

MEDICAL - PRODUCTS                                     0.55%
            SEPRACOR, INC.                                     15,800               566,825

METAL - STEEL PIPE & TUBE                              0.53%
            N.S. GROUP, INC.                                   20,500               548,375

METAL ORES - GOLD/SILVER                               0.66%
            GREENSTONE RESERVES, LTD.                          19,500               156,000
            MIRAMAR MINING, CORP.                             184,800               519,750

OIL & GAS - DRILLING                                   8.50%
            GREY WOLF, INC.                                   427,500             3,526,876
            DIAMOND OFFSHORE DRILLING                          27,600             1,718,100
            PATTERSON ENERGY, INC.                             31,800             1,780,800
            PRECISION DRILLING CORP.                           56,800             1,746,600

OIL & GAS - FIELD SERVICES                             4.45%
            CAL DIVE INTERNATIONAL, INC.                       58,900             1,840,625
            VERITAS DGC, INC.                                  67,200             2,742,600

OIL & GAS - OIL FIELD MACHINERY & EQUIPMENT            1.34%
            NATIONAL OILWELL, INC.                             18,000             1,381,500

OIL & GAS - US EXPLORATION & PRODUCTION                0.70%
            PIONEER NATURAL RESOURCES                          18,100               725,131

OIL & GAS - US ROYALTY TRUST                           1.89%
            SABINE ROYALTY TRUST                              118,500             1,947,844

RETAIL - MAJOR DISCOUNT CHAINS                         2.66%
            COSTCO COMPANIES, INC.                             71,300             2,745,050



   The accompanying notes are an integral part of these financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS (Unaudited)
October 31, 1997

-------------------------------------------------------------------------------------------
                                                            Shares          Market Value
                                                            ------          ------------

RETAIL - SUPER MARKETS                                 3.80%
            AMERICAN STORES CO.                                48,400             1,243,275
            QUALITY FOOD CENTERS, INC.                         56,100             2,671,762

RETAIL - WHOLESALE COMPUTERS                           1.18%
            COMPUCOM SYSTEMS                                  129,100             1,218,381

RETAIL - WHOLESALE OFFICE SUPPLY                       2.47%
            OFFICE DEPOT, INC.                                123,300             2,543,062

TELECOMMUNICATION - CELLULAR                           1.19%
            CORECOMM, INC.                                     84,000             1,228,500

TELECOMMUNICATION - EQUIPMENT                          0.99%
            LORAL SPACE & COMMUNUNICATION                      48,600             1,020,600

TELECOMMUNICATION - SERVICES                           3.91%
            TELECOMMUNICATIONS, INC.                           87,100             1,997,856
            US WEST MEDIA GROUP                                80,500             2,032,625

TEXTILE - MACHINERY & EQUIPMENT                        2.10%
            NATIONAL SERVICE INDUSTRIES, INC.                  48,900             2,163,825
                                                                                -----------
TOTAL COMMON STOCKS (Cost $48,368,910)                                          $59,938,719
















   The accompanying notes are an integral part of these financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS (Unaudited)
October 31, 1997
------------------------------------------------------------------------------------------
                                                           Shares           Market Value
                                                           ------           ------------
Common Stock (Short Positions)                       38.18%
                                                     -----

BANKS - SUPER REGIONAL                                1.49%
         BANC ONE, INC.                                      (29,700)         ($1,538,278)

COMMERCIAL SERVICES - MISC                            1.65%
         ADVANCED HEALTH, CORP.                              (42,900)            (756,112)
         TOTAL SYSTEM SERVICES, INC.                         (47,800)            (944,940)

COMPUTER - MINI/MICRO                                 1.96%
         ADVANCED MICRO DEVICES, INC.                        (67,900)          (1,533,973)
         APPLE COMPUTER                                      (29,100)            (493,124)

COMPUTER - SERVICES                                   1.53%
         SHARED MEDICAL SYSTEMS, CORP.                       (28,800)          (1,576,800)

COMPUTER - SOFTWARE                                   0.97%
         GT INTERACTIVE SOFTWARE, CORP.                     (101,500)          (1,003,259)

ENTERTAINMENT                                         0.56%
         HOLLYWOOD ENTERTAINMENT, CORP.                      (47,700)            (584,325)

FINANCE - CONSUMER LOANS                              4.99%
         ARCADIA FINANCIAL, LTD.                            (162,100)          (1,458,900)
         FIRSTPLUS FINANCIAL                                 (19,400)          (1,067,000)
         MBNA CORPORATION                                    (74,050)          (1,948,441)
         NATIONAL AUTO CREDIT, INC.                          (90,030)            (663,971)

FINANCE - FINANCIAL SERVICES - MISC                   2.27%
         CONSUMER PORTFOLIO SERVICES, INC.                   (36,800)            (460,000)
         CREDIT ACCEPTANCE, CORP.                           (168,500)            (932,024)
         SOUTHERN PACIFIC FUNDING, CORP.                     (72,400)            (950,250)

FINANCE - INVESTMENT MANAGEMENT                       1.95%
         UNITED ASSET MANAGEMENT, CORP.                      (75,800)          (2,008,700)

FINANCE - MORTGAGE & RELATED SERVICES                 4.14%
         AAMES FINANCIAL, CORP.                              (27,800)            (406,575)
         CONTIFINANCIAL, CORP.                               (46,500)          (1,322,344)
         IMC MORTGAGE CO.                                   (112,000)          (1,946,000)
         LONG BEACH FINANCIAL, CORP.                         (47,300)            (591,250)

FINANCE - PUBLIC INVEST. FUND                         2.11%
         ACTION PERFORMANCE                                  (84,800)          (2,173,000)

HOUSEHOLD - APPLIANCE                                 0.60%
         SINGER CO., N V                                     (45,700)            (619,815)

INSURANCE - ACCIDENT & HEALTH                         1.17%
         AFLAC, INC.                                         (23,900)          (1,209,229)

MEDICAL - BIOMED/GENETICS                             4.52%
         ALPHA BETA TECHNOLOGY, INC.                        (154,900)            (406,612)
         BIO TECHNOLOGY GENERAL, CORP.                      (152,800)          (1,877,531)
         EPITOPE, INC.                                       (78,100)            (541,819)
         ORGANOGENESIS                                       (60,300)          (1,835,381)

MEDICAL - ETHICAL DRUGS                               0.35%
         MEDICIS PHARMACEUTICAL                               (7,400)            (356,125)

MEDICAL - HEALTH MAINT. ORG.                          0.71%
         PHP HEALTHCARE, CORP.                               (53,600)            (728,617)






   The accompanying notes are an integral part of these financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS (Unaudited)
October 31, 1997
------------------------------------------------------------------------------------------
                                                           Shares           Market Value
                                                           ------           ------------
PAPER AND PAPER PRODUCTS                              0.89%
         POLAROID, CORP.                                     (20,300)            (912,231)

RETAIL - APPAREL/SHOES                                0.45%
         JUST FOR FEET, INC.                                 (33,800)            (458,936)

RETAIL - DISCOUNT & VARIETY                           0.73%
         KMART, CORP.                                        (56,900)            (750,369)

RETAIL - MISC/DIVERSIFIED                             0.52%
         UGLY DUCKLING, CORP.                                (45,000)            (534,375)

RETAIL - RESTAURANTS                                  3.16%
         BOSTON CHICKEN, INC.                                (68,600)            (613,112)
         LONE STAR STEAKHOUSE                                (90,200)          (2,085,875)
         PLANET HOLLYWOOD CL-A                               (34,800)            (554,625)

SHOES & RELATED APPAREL                               1.46%
         NIKE, INC.                                          (32,000)          (1,504,000)
                                                                             ------------
TOTAL SECURITIES SOLD SHORT (Proceeds $41,627,914)                           ($39,347,918)
























   The accompanying notes are an integral part of these financial statements.

                  THE CALDWELL & ORKIN MARKET OPPORTUNITY FUND

STATEMENT OF ASSETS & LIABILITIES
October 31, 1997 (Unaudited)

----------------------------------------------------------------------------------
ASSETS:
Investments, at value (cost $48,368,910)                              $ 59,938,719
Cash                                                                    15,227,791
Segregated cash with brokers and other financial institution            27,319,832
Deposits with brokers for securities sold short                         33,100,103
Receivables:
    Investment securities sold                                          10,227,124
    Interest and dividends                                                 143,908
    Capital shares sold                                                  3,636,879
Other                                                                        1,380
                                                                      ------------

         TOTAL ASSETS                                                  149,595,736
                                                                      ============

LIABILITIES:
Securities sold short, not yet purchased (proceeds $41,627,914)         39,347,918
Payables:
    Investment securities purchased                                      5,544,245
    Redemptions                                                          1,530,379
Accrued advisory fees                                                       56,941
Accrued expenses                                                            59,143
                                                                      ------------

TOTAL LIABILITIES                                                       46,538,626
                                                                      ------------

TOTAL NET ASSETS                                                      $103,057,110
                                                                      ============

NET ASSETS CONSIST OF:
    Undistributed net investment income                                 $1,767,537
    Undistributed net realized gain                                      6,729,307
    Net unrealized appreciation on investments                          16,095,506
    Paid-in capital applicable to 5,518,417 shares
         outstanding; par value $0.10 per share;
         15,000,000 shares authorized                                   78,464,760
                                                                      ------------

                                                                      $103,057,110
                                                                      ============

NET ASSET VALUE AND OFFERING /
    REDEMPTION PRICE PER SHARE                                              $18.68
                                                                      ============


   The accompanying notes are an integral part of these financial statements.

                  THE CALDWELL & ORKIN MARKET OPPORTUNITY FUND

STATEMENT OF OPERATIONS
For the Six Months Ended October 31, 1997 (Unaudited)
-------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest                                                            $1,067,875
Dividends                                                              251,043
Other income                                                           108,828
                                                                   -----------

TOTAL INVESTMENT INCOME                                              1,427,746
                                                                   ===========

EXPENSES:
Investment advisory fees                                               277,943
Transfer agent fees                                                     24,064
Professional fees                                                       59,154
Dividend expense on securities sold short                               47,102
Directors' fees and expenses                                            12,164
Registration and filing fees                                            34,742
Custodian fees                                                           4,172
Legal fees                                                              29,822
Insurance                                                                4,934
Other                                                                    3,198
                                                                   -----------

TOTAL EXPENSES                                                         497,295
                                                                   ===========

NET INVESTMENT INCOME                                                  930,451
                                                                   ===========



REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments                                     2,209,074
Change in unrealized appreciation                                   10,496,628

NET REALIZED GAIN AND UNREALIZED
  APPRECIATION ON INVESTMENTS                                       12,705,702
                                                                   -----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $13,636,153
                                                                   ===========






   The accompanying notes are an integral part of these financial statements.

                  THE CALDWELL & ORKIN MARKET OPPORTUNITY FUND

STATEMENT OF CHANGES IN NET ASSETS
For the Six Months Ended October 31, 1997 (Unaudited)
---------------------------------------------------------------------------------------------------------------
                                                                       Six Months Ended             Year Ended
                                                                       October 31, 1997          April 30, 1997
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
     Net investment income                                               $     930,451           $     843,884
     Net realized gain (loss) from investments                               2,209,074               7,487,471
     Net unrealized appreciation (depreciation) on investments              10,496,628                 194,871
                                                                         -------------           -------------
Net increase (decrease) in net assets resulting from operations             13,636,153               8,526,226
                                                                         =============           =============
DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                                                          --                (645,545)
     Net realized gains on investments                                              --              (4,438,128)
                                                                         -------------           -------------
Net distributions to shareholders                                                   --              (5,083,673)
                                                                         =============           =============
CAPITAL SHARE TRANSACTIONS
     Net proceeds from sales of shares                                      42,477,490              30,542,727
     Distributions reinvested in shares                                             --               3,382,245
     Cost of shares redeemed                                               (13,688,726)            (14,765,526)
                                                                         -------------           -------------
Net increase (decrease) in net assets resulting from
     capital share transactions                                             28,788,764              19,159,446
                                                                         =============           =============
TOTAL INCREASE IN NET ASSETS                                                42,424,917              22,601,999
NET ASSETS:
     Beginning of period                                                    60,632,193              38,030,194
                                                                         -------------           -------------
     End of period                                                       $ 103,057,110           $  60,632,193
                                                                         =============           =============







   The accompanying notes are an integral part of these financial statements.

                  THE CALDWELL & ORKIN MARKET OPPORTUNITY FUND
                              FINANCIAL HIGHLIGHTS




                                                                                     Years Ended April 30,
                                                             --------------------------------------------------------------------
                                            Six Months Ended
                                                     10/31/97        1997        1996       1995       1994      1993       1992
                                                     --------        ----        ----       ----       ----      ----       ----


Selected Per Share Data:

Net asset value, beginning of period                   $15.77        $14.49      $11.35     $12.26     $12.94    $11.69    $10.49
                                                       ------        ------      ------    -------    -------   -------    ------

Income (loss) from Investment Operations:

      Net investment income (loss)*                      0.10          0.22        0.27       0.54       0.06     (0.01)    (0.08)

      Net realized and unrealized gain (loss)
         on investments                                  2.81          2.95        3.31      (0.81)      1.99      1.77      1.33
                                                       ------        ------      ------    -------    -------   -------    ------

         Total from investment operations                2.91          3.17        3.58      (0.27)      2.05      1.76      1.25
                                                       ------        ------      ------    -------    -------   -------    ------

     Less Distributions:

         From net investment income                         -         (0.24)      (0.44)     (0.41)     (0.04)        -         -

         From net realized gain on investments              -         (1.65)          -      (0.23)     (2.69)    (0.51)    (0.05)
                                                       ------        ------      ------    -------    -------   -------    ------

            Total distributions                             -         (1.89)      (0.44)     (0.64)     (2.73)    (0.51)    (0.05)
                                                       ------        ------      ------    -------    -------   -------    ------

Net asset value, end of period                         $18.68        $15.77      $14.49     $11.35     $12.26    $12.94    $11.69
                                                       ------        ------      ------    -------    -------   -------    ------


Total Return                                            18.45%        23.24%      31.80 %    (2.28)%    16.48 %   15.09 %   11.86 %


Ratios and Supplemental Data:

     Net assets, end of period (in 000's)            $103,057       $60,632     $38,030    $32,261    $18,830   $15,116   $12,385


Ratios to average net assets:

     Expenses before dividends on securities
        sold short (After Reimbursement) **              1.17%         1.26%       1.38 %     1.18 %     1.21 %    1.30 %    1.64 %

     Expenses from dividends sold short **               0.12%         0.08%       0.18 %     0.45 %     0.00 %    0.00 %    0.00 %
                                                         ----          ----       -----      -----      -----     -----     -----

     Total expenses (After Reimbursement) **             1.29%         1.34%       1.56 %     1.63 %     1.21 %    1.30 %    1.64 %

     Total expenses (Before Reimbursement) **            1.29%         1.34%       1.56 %     1.79 %     1.77 %    2.00 %    1.88 %

     Net investment income (loss) **                     2.41%         2.01%       1.94 %     3.55 %     0.44 %   (0.01)%   (0.76)%

     Portfolio turnover                                   376%          229%        222 %      331 %      292 %     223 %      50 %




* Had the Distributor and Advisor not waived a portion of the expenses, net investment income (loss) per share would have been $.52, ($.01), ($.09), and ($.10) for the years ended April 30, 1995 through 1992, respectively. No expenses were waived for the six months ended October 31, 1997, or for the years ended April 30, 1997 and April 30, 1996.
**   Annualized


   The accompanying notes are an integral part of these financial statements.

                          NOTES TO FINANCIAL STATEMENTS

The Caldwell & Orkin Market Opportunity Fund, (the "Fund"), is the only active investment portfolio of The Caldwell & Orkin Funds, Inc., an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund's objectives are to provide long-term capital growth with a short-term focus on capital preservation through investment selection and asset allocation. The Fund seeks to outperform the stock market over the long-term, as measured by indices such as the NASDAQ Composite and the S&P 500 with Income.

1.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

         SECURITIES VALUATION:

         Securities are stated at the closing price on the date at which the net asset value is being determined. If the date of determination is not a trading date, the securities are valued as of the last trading date proceeding the date of determination. Short-term investments having a maturity of 60 days or less at the time of the purchase are stated at amortized cost, which approximates market value.

         SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME:

         Securities transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is recorded as earned. Realized gains and losses from investment transactions are determined using the specific identification method.

         CASH:

         The Fund maintains cash available for the settlement of securities transactions and capital shares reacquired. Available cash is invested daily in money market instruments.

         INCOME TAXES:

         As a qualified investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes all of its taxable income. It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

         CAPITAL ACCOUNTS:

         The Fund follows the provisions of Statement of Position 93-2, "Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies".

         USE OF ESTIMATES:

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.       AGREEMENTS WITH THE ADVISOR AND DISTRIBUTOR:

         The Fund has entered into a management agreement with C&O Funds Advisor, Inc. (the "Advisor") pursuant to which the Advisor provides space, facilities, equipment, and personnel necessary to perform administrative and management services for the Fund. The management agreement provides that the Advisor is responsible for the actual management of the Fund's portfolio. For such services and expenses assumed by the Advisor, the Fund pays a monthly advisory fee at incremental annual rates as follows:

                   Advisory Fee                 Average Daily Net Assets
                   ------------                 ------------------------
                      .90%                      Up to $100 million
                      .80%                      Not greater than $200 million
                      .70%                      Not greater than $300 million
                      .60%                      Not greater than $500 million
                      .50%                      In excess of $500 million

         Under that management agreement, the Advisor agreed to waive 40 basis points of its compensation for the period August, 1992, through February, 1994, and 20 basis points for the period March, 1994, through, February, 1995.

         The Advisor has agreed to reimburse the Fund to the extent necessary to prevent the Fund's annual ordinary operating expenses (excluding taxes, brokerage commissions and extraordinary charges such as litigation costs) from exceeding 2.0% of the Fund's average daily net assets. No such reimbursement was required for the six months ended October 31, 1997.

         The Fund has entered into a distribution agreement with C&O Funds Distributor, Inc. (the "Distributor") pursuant to which the Distributor provides broker/dealer services for the Fund. The Distributor is responsible for the sales and redemptions of the shares of the Fund. The Distributor does not charge the Fund for these services.

         In December 1997, the Advisor made the determination that certain adjustments needed to be made to the Fund's net asset value per share at October 31, 1997, which was originally calculated to be $18.58 per share. The Advisor recalculated the appropriate daily net value calculations and made a capital contribution to the Fund of approximately $42,000.

         C&O Funds Advisor, Inc. and C&O Funds Distributor, Inc. are wholly-owned subsidiaries of Caldwell & Orkin, Inc.

3.       INVESTMENT PORTFOLIO TRANSACTIONS:

         INVESTMENT PURCHASES AND SALES:

         For the six months ended October 31, 1997, purchases and proceeds from sales of investments (excluding securities sold short and short-term investments) aggregated $54,680,247 and $47,801,989, respectively.

         SHORT SALES AND SEGREGATED CASH:

         Short sales are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to deliver to the buyer upon the short sale; the Fund is then obligated to replace the security borrowed by purchasing it in the open market at some later date.

         The Fund will incur a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates.

         All short sales must be fully collateralized. The Fund maintains the collateral in segregated accounts consisting of cash and/or U.S. Government securities sufficient to collateralize the market value of its short positions. Typically, the segregated cash with brokers and other financial institutions exceeds the minimum requirements. On October 31, 1997, the Fund exceeded its minimum margin requirements by approximately $ 9.6 million.

         The Fund may also sell short "against the box" (i.e. the Fund enters into a short sale as described above, while holding an offsetting long position in the security which it sold short). If the Fund enters into a short sale against the box, it will segregate an equivalent amount of securities owned by the Fund as collateral while the short sale is outstanding.

         The Fund limits the value of its short positions (excluding short sales "against the box") to 40% of the Fund's total net assets. At October 31, 1997, the Fund had 36.1% of its total net assets in short positions.

         For the six months ended October 31, 1997, the cost of investments purchased to cover short sales and proceeds from investments sold short were $61,050,393 and $73,787,100, respectively.

4.       CAPITAL SHARE TRANSACTIONS:

         Capital share transactions for the six months ended October 31, 1997, and the year ended April 30, 1997, were as follows:

                                                    Six Months         Year
                                                       Ended           Ended
                                                      10/31/97        04/30/97
                                                      --------        --------

           Shares sold                               2,484,149       1,985,885
           Shares issued in connection with
           reinvestment of distributions                     -         236,852
           Shares reacquired                          (809,369)     (1,003,538)
                                                     ---------      ----------

           Net decrease in shares outstanding        1,674,780       1,219,199
                                                     =========       =========

5.       RELATED PARTY TRANSACTIONS:

         As of October 31, 1997, Caldwell & Orkin, Inc. and Michael B. Orkin had ownership of the Fund of 0.01% and 2.39%, respectively.

                     (This page is intentionally left blank)

                  THE CALDWELL & ORKIN MARKET OPPORTUNITY FUND


BOARD OF DIRECTORS                            TRANSFER, REDEMPTION, AND DIVIDEND
                                              DISBURSING AGENT
Michael B. Orkin, President & Chairman
H. Eugene Caldwell, Chairman Emeritus         Countrywide Fund Services, Inc.
Frederick T. Blumer                           312 Walnut Street
David L. Eager                                Cincinnati, Ohio   45202
Robert H. Greenblatt
Henry H. Porter, Jr.                          INDEPENDENT ACCOUNTANTS

INVESTMENT ADVISOR                            Coopers & Lybrand, L.L.P.
                                              1100 Campanile Building
C&O Funds Advisor, Inc.                       1155 Peachtree Street, N.E.
2050 Tower Place                              Atlanta, Georgia   30309-3630
3340 Peachtree Road
Atlanta, Georgia   30326                      LEGAL COUNSEL

DISTRIBUTOR                                   Kilpatrick Stockton, L.L.P.
                                              1100 Peachtree Street
C&O Funds Distributor, Inc.                   Atlanta, Georgia   30309-4530
2050 Tower Place
3340 Peachtree Road
Atlanta, Georgia   30326

CUSTODIAN

Bank One Ohio Trust Company, N.A.
235 West Schrock Road
Westerville, Ohio 43081


                  THE CALDWELL & ORKIN MARKET OPPORTUNITY FUND
                                2050 TOWER PLACE
                               3340 PEACHTREE ROAD
                             ATLANTA, GEORGIA 30326

                             E-MAIL: COFUNDS@AOL.COM

                                FUND INFORMATION

      For a prospectus or further information, please call 1-800-237-7073.


                                  FUND LISTINGS

 The Fund is listed in the Wall Street Journal, Investor's Business Daily, The New York Times, and most local newspapers as C&OMKTOPP. Its computer quotation symbol is COAGX.


These financial statements are submitted for the general information of the shareholders of The Caldwell & Orkin Market Opportunity Fund. They are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.